                                                                   EXHIBIT 10.89

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
                ------------------------------------------------


          This Assignment, Assumption and Recognition Agreement (the "Agreement") is made and entered into on September 15, 1998, by Countrywide Home Loans, Inc., a New York corporation, having an address at 4500 Park Granada Boulevard, Calabasas, California 91302 (the "Seller"), Southern Mortgage Acquisition, Inc., d/b/a U.C. Acquisition, Inc., having an address at 4041 Essen Lane, Baton Rouge, Louisiana (the "Buyer") and Pan American Bank, FSB, having an address at 625 The City Drive, Orange, California 92868 (the "Company").

          In consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Assignment and Assumption.  The Seller hereby grants, transfers
               -------------------------
and assigns to the Buyer (a) all of its right, title and interest as "Buyer" in, to and under that certain Mortgage Loan Sale Agreement dated as of September 15, 1998, and duly executed by the Company and the Seller, a true, complete and accurate copy of which is attached hereto as Exhibit A, the "Sale Agreement"),
                                             ---------
(b) all of its right, title and interest in and to the each of the mortgage loans identified in Exhibit B hereto (the "Mortgage Loans"), and (c) all
                    ---------
servicing rights relating to the Mortgage Loans. Except for the provisions pertaining to the payment of the purchase price, the Buyer hereby assumes all of the Seller's obligations as "Buyer" under the Sale Agreement from and after the date hereof, and the Seller shall be relieved and released by the Company of all of its obligations under the Sale Agreement from and after the date hereof. Except as is otherwise expressly provided herein, (i) the Seller makes no representations, warranties or covenants to the Buyer and (ii) the Buyer acknowledges that the Seller has no obligations to the Buyer under the terms of the Sale Agreement or otherwise relating to the transaction contemplated herein (including but not limited to any obligation to repurchase any of the Mortgage Loans or to indemnify the Buyer).

          2.   Consideration.  In consideration for the transfers and
               -------------
assignments set forth in Section 1 of this Agreement, the Buyer agrees to pay to the Seller the amounts referenced in that certain funding schedule (the "Funding Schedule") dated as of September 15, 1998 (the "Purchase Price") and duly executed by the Seller and the Buyer (for purposes hereof, the purchase price percentage referenced in the Funding Schedule in excess of 100%, the "Assigned Premium Percentage"). The Buyer agrees to wire the agreed upon Purchase Price to the Seller to the account designated below:

                         Bank of New York
                         ABA - 021000018
                         Countrywide Home Loans
                         ACCT - 8900038632
                         REF - Stuart Levitt - U.C. Acquisition

          3.   Recognition of the Buyer by the Company.  From and after the date
               ---------------------------------------
hereof, the Company shall recognize the Buyer as the owner of the Mortgage Loans and the "Buyer" under the Sale Agreement.

          4.   Servicing of the Mortgage Loans.  From and after the date hereof,
               -------------------------------
the Company shall interim service the Mortgage Loans for the Buyer in accordance with the terms and conditions of the Sale Agreement, as if the Buyer and the Company had entered into the Sale Agreement. The address of the Buyer set forth in Article IX of the Sale Agreement shall be changed to read as follows:

                         Southern Mortgage Acquisition, Inc.
                         d/b/a U.C. Acquisition, Inc.
                         4041 Essen Lane
                         Baton Rouge, Louisiana 70809
                         Attention: Ashley Lawson
                         Facsimile: (504) 922-4241

          5.   Status of Sale Agreement.  The Company and the Seller represent
               ------------------------
and warrant to the Buyer that (a) the Sale Agreement is in full force and effect as of the date hereof, (b) the Sale Agreement has not been amended or modified in any respect, and (c) there has been no waiver or any agreement to waive any provision, nor has any notice of termination been given, under the Sale Agreement.

          6.   Repurchase of Mortgage Loans.  In the event the Company is
               ----------------------------
required to repurchase a Mortgage Loan pursuant to the Sale Agreement, the Seller shall pay to the Buyer, at the time of repurchase, an amount equal to the product of (i) the unpaid principal balance of the Mortgage Loan at the time the repurchase obligation occurs, and (ii) the difference between the Premium Rebate Percentage (as calculated below) and the Premium Percentage (as defined in the Sale Agreement), if any. For the purpose of determining the additional amount that the Seller has to pay to the Buyer, if any, in connection with a repurchase of a Mortgage Loan by the Company, the Premium Rebate Percentage shall be determined as follows:

  If the repurchase obligation occurs during        Premium Rebate Percentage will be:
  the indicated month following Closing Date:

  Month: 0-6, inclusive                             100% of the Assigned Premium Percentage
         7-12, inclusive                            75% of the Assigned Premium Percentage
         13-18, inclusive                           50% of the Assigned Premium Percentage
         19-24, inclusive                           25% of the Assigned Premium Percentage
         25 and thereafter                          0% of the Assigned Premium Percentage

          7.   No Claims.  The Company represents and warrants that it has no
               ---------
offsets, counterclaims or other defenses available to it with respect to the Sale Agreement.

          8.   Covenants, Representations and Warranties of the Seller.  The
               -------------------------------------------------------
Seller represents and warrants to, and covenants with, the Buyer that:

               a. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and sell the Mortgage Loans;

               b. The Seller has full corporate power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Seller of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Agreement has been fully executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms;

               c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Agreement, or the consummation by it of the transaction contemplated hereby;

               d. There is no action, suit, proceeding, investigation or
                  litigation pending or, to the Seller's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Seller, would adversely affect the sale of the Mortgage Loans to the Buyer, the execution, delivery or enforceability of this Agreement, or the Seller's ability to perform its obligations under this Agreement;

               e. Immediately prior to payment of the purchase price for the
                  Mortgage Loans, the Seller is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever; and

               f. The Seller is not in violation of, and the execution and delivery of this Agreement and the Sale Agreement by the Seller and its performance and compliance with the terms of this Agreement and the Sale Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would adversely affect the condition (financial or otherwise) or the operation of the seller or its assets or might have consequences that would adversely affect the performance of its obligations and duties thereunder.

          9.   Covenants, Representations and Warranties of Buyer.  The Buyer
               --------------------------------------------------
represents and warrants to, and covenants with, the Seller and the Company that except for the provisions pertaining to the payment of the purchase price thereunder, the Buyer agrees to be bound as "Buyer" by all of the terms, covenants and conditions of the Sale Agreement, and from and after the date hereof, the Buyer assumes for the benefit of the Seller and the Company all of the Seller's obligations as "Buyer" thereunder.

          10.  Governing Law.  This Agreement shall be construed in accordance
               -------------
with the laws of the State of California and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of California, except to the extent preempted by federal law.

          11.  Confidentiality.  The Seller and the Buyer hereby acknowledge and
               ---------------
agree that this Agreement shall be kept confidential and its contents will not be divulged to any party without the other party's consent except to the extent that it is appropriate for the Seller or the Buyer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies, or to enforce their rights hereunder or under the Sale Agreement.

          12.  Nonsolicitation.  Subject to the provisions set forth in this
               ---------------
Section 1.2, and in connection with this transaction specifically between the Seller and the Buyer, from and after the date hereof, neither Seller nor any of its affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay such Mortgage Loans. Notwithstanding the foregoing, the following solicitations, if undertaken by Seller or any affiliate of Seller, shall not be prohibited under this Section 12: (i) solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements; (ii) solicitations made in response to an inquiry from a Mortgagor on his or her own initiative relating to a payoff or information pertaining to a mortgage loan product; and (iii) solicitations made as a part of a campaign directed to all mortgagors with mortgage loans meeting certain defined parameters (other than parameters relating to the Mortgagors or Mortgage Loans specifically).

          13.  Conflict with Sales Agreement.  To the extent there is any
               -----------------------------
conflict between the terms of the Sales Agreement and this Agreement, the latter shall be controlling, notwithstanding anything to the contrary contained in the Sale Agreement.

          14.  Capitalized Terms.  All capitalized terms used herein and not
               -----------------
otherwise defined herein shall have the meanings assigned to such terms in the Sale Agreement.

          15.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          16.  Survival.  The representations, warranties and covenants of the
               --------
parties hereto as set forth herein shall survive the execution and delivery of this Agreement.

          17.  Waivers.  No term or provision of this Agreement may be waived or
               -------
modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          18.  Successors and Assigns.  This Agreement shall be binding on and
               ----------------------
inure to the benefit of and be enforceable by the Seller, the Company and the Buyer and their respective successors and assigns.

          19.  Notices.  All communications to be provided hereunder to any
               -------
party shall be provided to such party in writing or facsimile at the address specified below or such other address as such party may provide to the other parties hereto and shall be effective upon receipt by the party to be notified:

                    (i)  if to the Company

                    Pan American Bank, FSB
                    625 The City Drive, Suite 490
                    Orange, California 92868
                    Attn: Blair Kenney
                    Facsimile: (714) 621-1131

                    (ii)  if to the Seller

                    Countrywide Home Loans, Inc.
                    4500 Park Granada
                    Calabasas, California 91302
                    Attn: David Sambol
                    Facsimile: (818) 225-4011

                    (iii)  if to the Buyer

                    Southern Mortgage Acquisition, Inc.
                    4041 Essen Lane
                    Baton Rouge, Louisiana 70809
                    Attn: Ashley Lawson
                    Facsimile: (504) 922-4241

          20.  Severability.  Any part, provision, representation or warranty of
               ------------
this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

                            [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                 COUNTRYWIDE HOME LOANS, INC.,
                                 the Seller


                                 By /s/  Michael W. Schloessmann
                                    ---------------------------------
                                     Michael W. Schloessmann
                                     Vice President

                                 SOUTHERN MORTGAGE ACQUISITION,
                                 INC., D/B/A U.C. ACQUISITION, INC.,
                                 the Buyer



                                 By: ________________________________
                                      Name:
                                      Title:

                                 PAN AMERICAN BANK, FSB,
                                 the Company


                                 By: /s/  Blair F. Kenny
                                     ---------------------------------
                                      Name:  Blair F. Kenny
                                      Title: Senior Vice President

                                   EXHIBIT A

                          MORTGAGE LOAN SALE AGREEMENT
                                   (attached)

                          MORTGAGE LOAN SALE AGREEMENT
                          ----------------------------


          THIS MORTGAGE LOAN SALE AGREEMENT is made and entered into as of and effective on the 15th day of September, 1998, by and between COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Buyer"), having its principal office at 4500 Park Granada Boulevard, Calabasas, California 91302, and PAN AMERICAN BANK, FSB (the "Seller"), a federally chartered savings bank, having its principal office for purposes hereof at 625 The City Drive, Suite 490, Orange, CA 92868.

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Seller is the legal, beneficial and record owner of certain Mortgage Loans, as defined in this Agreement, and desires to sell such Mortgage Loans to the Buyer in accordance with the terms of this Agreement; and

          WHEREAS, the Buyer desires to purchase such Mortgage Loans, in accordance with the terms of this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises herein set forth and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Seller and the Buyer agree as follows:

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS

          For purposes of this Agreement, the following terms shall have the meanings indicated:

          "Agreement" means this Mortgage Loan Sale Agreement, including all
           ---------
Addenda, Exhibits and Schedules attached hereto, and all supplements, modifications and amendments, if any, thereto.

          "Bill of Sale" means the document to be executed and delivered by the
           ------------
Seller to the Buyer or its designee to be effective on the Closing Date, in the form attached hereto as Exhibit A, together with a Final Mortgage Loan Schedule
                        ---------
in accordance with Article II.
                   ----------

          "Book Value" means the unpaid principal balance of each Mortgage Loan
           ----------
as of the Cut-Off Date.

          "Business Day" means any day on which the Buyer is open for business
           ------------
other than a Saturday, a Sunday or a federal or State of Louisiana holiday.

          "Closing" means the payment of the Mortgage Loan Purchase Price and
           -------
the execution and/or delivery of the Closing Documents.

          "Closing Date" means September 15, 1998, or such other date as the
           ------------
Buyer and the Seller may mutually agree.

          "Closing Documents" means the Bill of Sale, the Final Mortgage Loan
           -----------------
Schedule, the documents described in Paragraph A(vi) and (vii) of Article IV,
                                     ---------------------------------------
and the documents identified in Paragraph B of Article V which are to be
                                -----------    ---------
contained in the Mortgage File pertaining to each Mortgage Loan included on the Final Mortgage Loan Schedule.

          "Credit File" means all documents, if any, other than the Mortgage
           -----------
File, in the possession or under the control of the Seller or its servicer(s), agent(s), or custodians pertaining to each Mortgage Loan included on the Final Mortgage Loan Schedule and relating to the origination and/or servicing of such Mortgage Loan, including without limitation appraisals, payment histories, primary mortgage guarantee insurance certificates, signed loan applications, disclosure statements, credit records, and hazard, flood or other policies of insurance.

          "Current Loan-to-Value Ratio" means the Book Value divided by (a) if
           ---------------------------
no appraisal has been performed on the Mortgage Property subsequent to the appraisal made in connection with the origination of the Mortgage Loan, the lesser of (i) the original appraised value, or (ii) the price at which the Mortgaged Property was purchased by Mortgagor or (b) the most recent appraised value of the Mortgaged Property based upon any appraisal subsequent to the origination of the Mortgage Loan which is contained in the Credit File.

          "Cut-Off Date" means the date that shall be used to calculate the
           ------------
Mortgage Loan Purchase Price, which shall be September 1, 1998, unless the Seller and the Buyer mutually agree on another date.

          "Disclosure Data" means the information provided by the Seller to the
           ---------------
Buyer relating to the Mortgage Loans.

          "Final Mortgage Loan Schedule" means the mortgage loan schedule to be
           ----------------------------
attached to the Bill of Sale in accordance with Article II.
                                                ----------

          "HOEPA" means the Home Ownership Equity Protection Act and the
           -----
regulations promulgated thereunder.

          "Insurer" means the Federal Housing Administration, the Veterans
           -------
Administration or any private mortgage insurer that insures or guarantees any of the Mortgage Loans, as well as any provider of life, hazard, disability or other insurance with respect to any Mortgage Loan or Mortgaged Property.

          "Mortgage" means the mortgage, deed of trust or other instrument
           --------
creating a first lien on residential real property securing a Mortgage Note, as further identified in the Mortgage Loan Schedule or Final Mortgage Loan Schedule.

          "Mortgage File" means, with respect to each Mortgage Loan included on
           -------------
the Final Mortgage Loan Schedule, the items referred to in Paragraph B of
                                                           -----------
Article V.
---------

          "Mortgaged Property" means the property securing a Mortgage Note.
           ------------------

          "Mortgage Loan" means any loan, evidenced by a Mortgage Note and
           -------------
secured by a Mortgage on one-to-four family residential real property, described on the Mortgage Loan Schedule and thereby made subject to this Agreement.

          "Mortgage Loan Percentage Amount" means the percentage set forth in
           -------------------------------
the funding schedule between the Buyer and the Seller dated September 15, 1998 (the percentage thereof in excess of 100%, the "Premium Percentage"); provided, however, for purposes of computing the Mortgage Loan Repurchase Price, the Mortgage Loan Percentage Amount shall be determined as follows:

     If Repurchase Occurs During     Mortgage Loan Percentage
     the Indicated Month After the   Amount will be the sum of 100%
     Closing Date                    plus the following:

     Month: 0-6, inclusive           100% of the Premium Percentage
            7-12, inclusive          75% of the Premium Percentage
            13-18, inclusive         50% of the Premium Percentage
            19-24, inclusive         25% of the Premium Percentage
            25 and thereafter        0%

          "Mortgage Loan Purchase Price" means the sum of (i) the Book Value of
           ----------------------------
the Mortgage Loans to be purchased by the Buyer as set forth on the Final Mortgage Loan Schedule, multiplied by the Mortgage Loan Percentage Amount and
(ii) interest on the Book Value of each Mortgage Loan accrued at the interest rate borne by such Mortgage Loan from the Cut-Off Date to but not including the Closing Date.

          "Mortgage Loan Repurchase Price" shall have the meaning given in
           ------------------------------
Paragraph F(ii)(a) of Article IV hereof.
------------------    ----------

          "Mortgage Loan Schedule" means the mortgage loan schedule, attached as
           ----------------------
Exhibit B hereto, setting forth the following information concerning each
---------
Mortgage Loan: street address of the Mortgaged Property (including state and zip code), name of the Mortgagor(s), unpaid principal balance as of close of business on the Cut-Off Date, last payment due date preceding the Cut-Off Date in respect of which a payment of principal and interest was made, status as a first lien, original loan amount, loan number, maturity date, mortgage interest rate as of the Cut-Off Date, required monthly payment of principal and interest as of the Cut-Off Date, Current Loan-to-Value Ratio, property type, occupancy status, appraised value, the Pool of which such Mortgage Loan forms a part, and whether the Mortgage Loan is subject to HOEPA.

          "Mortgage Note" means the original executed note evidencing the
           -------------
indebtedness of a Mortgagor(s) under a Mortgage Loan.

          "Mortgagor" means the current and unreleased obligor(s) on a Mortgage
           ---------
Note.

          "Paying Party" shall have the meaning given in Paragraph E of Article
           ------------                                  -----------    -------
II hereof.
--

          "Pool" means one pool of Mortgage Loans which are to be purchased and
           ----
sold hereunder, such pools being designated as A.

          "Servicing Documents" means, to the extent not already included in the
           -------------------
Credit File or the Mortgage File, any credit and closing packages, custodial documents, servicing documents, escrow documents, Mortgage documents, and all other files, records, documents and computer data and tapes necessary to service a Mortgage Loan.

          "Servicing Transfer Date" means October 2, 1998, or such other date as
           -----------------------
the Buyer and the Seller may mutually agree in writing.

          "Substitute Mortgage Loan" shall have the meaning given in Paragraph F
           ------------------------                                  -----------
of Article IV hereof.
   ----------

          "Substitution Date" shall have the meaning given in Paragraph F of
           -----------------                                  -----------
Article V hereof.
---------


                                  ARTICLE II
                                  ----------
                    PURCHASE AND SALE OF THE MORTGAGE LOANS

      A.  Agreement to Sell and Purchase Mortgage Loans.  On the Closing Date,
          ---------------------------------------------
the Seller agrees to sell, and the Buyer agrees to purchase, those Mortgage Loans described in the Mortgage Loan Schedule which are included on the Final Mortgage Loan Schedule. The Mortgage Loans shall be sold pursuant to the representations, warranties and covenants of the Seller and the Buyer set forth in this Agreement.

      B.  Bill of Sale.  On the Closing Date, the Seller shall deliver to the
          ------------
Buyer a Bill of Sale, in the form of Exhibit A hereto, executed by an authorized
                                     ---------
representative of the Seller as evidenced by certified resolution(s) of the Board of Directors of the Seller (if the Seller is a corporation) and by certified authorizing documents for the Seller (if the Seller is not a corporation), in form and substance satisfactory to the Buyer, to be delivered at the Closing, which Bill of Sale shall sell, transfer, assign, set-over and convey to the Buyer or its designee each of the Mortgage Loans, to which shall be attached as an exhibit the Final Mortgage Loan Schedule identifying the Mortgage Loans conveyed to the Buyer, and setting forth the Mortgage Loan Purchase Price for such Mortgage Loans.

      C.  Mortgage Loan Schedule.  Attached hereto is a Mortgage Loan Schedule
          ----------------------
setting forth all of the Mortgage Loans which are the subject of this Agreement. On or prior to the Closing Date, the Buyer shall advise the Seller the Mortgage Loans that do not qualify for sale under this Agreement and the Seller shall delete such Mortgage Loans from, and provide to the Buyer a copy of, the Final Mortgage Loan Schedule. The Final Mortgage Loan Schedule shall list the Mortgage Loans described in the Mortgage Loan Schedule, except for those Mortgage Loans which have been removed from the Mortgage Loan Schedule by the Seller or the Buyer for lack of conformity to the representations and warranties of the Seller set forth in this Agreement or have been removed by mutual agreement of the Buyer and the Seller. Only the Mortgage Loans described in the Final Mortgage Loan Schedule shall be conveyed to the Buyer, and the Mortgage Loan Purchase Price shall be calculated only with respect to such Mortgage Loans.

      D.  Payment for Mortgage Loans.  The Buyer shall pay to the Seller, on the
          --------------------------
Closing Date, by wire transfer in immediately available funds, to an account specified in writing by and for the credit of the Seller, the Mortgage Loan Purchase Price. The Seller agrees that payment as aforesaid shall constitute payment to it of the Mortgage Loan Purchase Price and shall acknowledge receipt thereof in writing on the Closing Date. In computing the Mortgage Loan Purchase Price, for the purpose of determining the Book Value of any Mortgage Loan as of the Cut-Off Date: (i) principal payments due and payable on or before the Cut-Off Date shall be applied only if received on or before the Cut-Off Date; and
(ii) principal payments which are due and payable after the Cut-Off Date shall not be applied to the related Mortgage Loan until after the Cut-Off Date notwithstanding the date of receipt. The Seller shall hold any principal payments to be applied after the Cut-Off Date for the account of the Buyer and shall immediately deliver such payments to the Buyer. All payments by Mortgagors of interest accrued, whether paid or unpaid, before the Cut-Off Date and all payments of interest by Mortgagors due on and after the Cut-Off Date shall belong to the Buyer and the Seller shall immediately deliver any payments thereof received by it. Except as provided below with respect to Defective Mortgage Loans, all other payments made by Mortgagors shall belong to the Buyer.

      E.  Adjustments to Mortgage Loan Purchase Price.  Upon written notice
          -------------------------------------------
given by either party to the other no later than thirty (30) days following the date on which such servicing is transferred to the Buyer, the Mortgage Loan Purchase Price shall be adjusted to reflect changes resulting from miscalculations of interest and principal or other accounting errors reflected in the Mortgage Loan Purchase Price. The party benefitting from such errors (the "Paying Party") shall pay an amount sufficient to correct and reconcile the Mortgage Loan Purchase Price and shall provide such documentation as is reasonable and necessary to satisfy the other party that the Mortgage Loan Purchase Price has been corrected and reconciled. Such payment shall be made by the Paying Party within thirty (30) days following the date on which the written notice required herein was first received by the Paying Party.

      F.  Examination of the Mortgage Files.  Prior to the Closing Date, the
          ---------------------------------
Buyer or its designee may examine the Mortgage Files under the supervision of the Seller or its designee; provided however, that (a) each date on which such
                            ----------------
examination shall occur shall be a Business Day, and (b) such examination shall take place during the normal business hours of the Seller.


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                                 OF THE BUYER

      A.  Authority.  The Buyer represents that it is a corporation duly and
          ---------
validly existing under the laws of the State of New York, and is duly and legally authorized to enter into this Agreement, and that its undersigned representative is authorized to act on behalf of and bind the Buyer to the terms of this Agreement.

      B.  Enforceability.  The Buyer represents and warrants that, assuming due
          --------------
authorization, execution and delivery by each other party hereto, this Agreement and all of the obligations of the Buyer hereunder are the legal, valid and binding obligations of the Buyer, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      C.  Other Representations.
          ---------------------

          a. The Buyer changed its corporate name from Countrywide Funding Corporation to Countrywide Home Loans, Inc., effective on March 11, 1996.

          b. The Buyer has conducted its business under the fictitious or assumed name America's Wholesale Leader and, in connection therewith, has filed or caused to be filed all necessary documents and certificates to properly, validly and legally authorize the transaction of business by the Seller under the name America's Wholesale Lender.


                                   ARTICLE IV
                                  -----------
                        REPRESENTATIONS, WARRANTIES AND
                            COVENANTS OF THE SELLER

      A.  General Representations, Warranties and Covenants.  The Seller hereby
          -------------------------------------------------
represents and warrants that:

          (1) The Seller is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States. The Seller has full power and authority (corporate, partnership and trust, as the case may be, and regulatory) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligation under this Agreement and the Servicing Transfer Addendum, if any (together, the "Agreements"). The Seller holds all licenses and permits necessary to carry on its business as now being conducted, and is licensed in, qualified to transact business in, in good standing under, and in compliance with, the laws of each state where necessary in order to own and service the Mortgage Loans and perform its obligations under the Agreements.

          (2) The Seller has taken all necessary action to authorize its execution, delivery and performance of the Agreements and has the power and authority to execute, deliver and perform the Agreements and all the transactions contemplated hereby, including, but not limited to, the authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement and to perform its obligations under this Agreement; and assuming due authorization, execution and delivery by each other party thereto, the Agreements and all the obligations of the Seller thereunder are the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with the terms of the Agreements, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (3) The execution and delivery of the Agreements and the performance of its obligations thereunder by the Seller will not conflict with any provision of any law or regulation to which the Seller is subject or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of the Seller's organizational and governing documents or any agreement or instrument to which the Seller is a party or by which the Seller is a party or by which it is bound or any order or decree applicable to the Seller or result in the creation or imposition of any lien on any of its assets or property which would adversely affect the ability of the Seller to carry out the terms of this Agreement; and the Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Seller of the Agreements.

          (4) The Seller hereby further represents and warrants that there is no action, suit or proceeding pending against the Seller in any court or by or before any other governmental agency or instrumentality which seeks to prohibit the Seller from entering into this Agreement or which would adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement or would materially and adversely affect the condition (financial or otherwise) or operations of the Seller.

          (5) The Seller is the beneficial owner of the Mortgage Loans identified on the Mortgage Loan Schedule, free and clear of any encumbrance of any kind, and no other person claims an ownership interest in, security interest in, or right to acquire any of the Mortgage Loans. Upon recordation of all assignments previously sent by the Seller for recordation, the record title of no Mortgage Loan will be in an entity other than the Seller.

          (6) The Seller shall, pursuant to Paragraph B of Article V, endorse in
                                            -----------    ---------
blank and deliver to the Buyer or its designee at the Closing each of the Mortgage Notes, and shall execute in favor of the Buyer or its designee and deliver to the Buyer or its designee at the Closing an individual assignment in blank of each of the Mortgage Notes and related Mortgages in recordable form; provided, however, where record title to a Mortgage Loan is in an assumed
--------  -------
fictitious name of the Seller, the Seller, acting pursuant to duly authorized officers, shall execute and deliver such endorsements and assignments to properly reflect such assumed or fictitious name and to make such endorsements and assignments legal, valid and enforceable.

          (7) The Seller shall also provide the Buyer at the Closing with (i) certified copies of its federal charter and by-laws and all amendments thereto (or certified copies of its organizational and other governing documents if the Seller is not a corporation); (ii) a certificate of good standing of a recent date issued by Office of Thrift Supervision; (iii) an opinion of counsel to the Seller in form and content satisfactory to the Buyer; (vi) certified extracts of resolutions of its Board of Directors or other authorizing documents, as the case may be, authorizing this

Agreement and any other related documents or agreements relating to the transaction contemplated herein (including appropriate authorizing documents for officers of record owners of the Mortgage Loans if different from the Seller), in each case in form and content satisfactory to the Buyer; and (v) a certificate of incumbency and authority for its officers or other representatives executing this Agreement, the Bill of Sale and any related assignments and endorsements.

          (8) The Seller is an approved Federal Housing Administration lender.

          (9) The Seller has not retained the services of a broker and has not agreed to pay any broker's fee upon the Closing of this Agreement. The Seller agrees to defend and hold the Buyer harmless and indemnify the Buyer from any claim, demand, cause of action or judgment which may arise as a result of any broker retained by or asserting claims by or through the Seller. The indemnity and hold harmless by the Seller hereunder shall include all costs and expenses that may be incurred by the Buyer, including without limitation its attorneys' fees.

          (10) The Seller expressly understands and agrees that the Buyer is relying on the representations, warranties and covenants of the Seller, and not on the Buyer's limited examination, investigation and review of the Mortgage Files, in entering into this Agreement and consummating the purchase of the Mortgage Loans contemplated hereby, and no information or documents known or available to the Buyer shall modify or diminish the Seller's representations, warranties and covenant's set forth in this Agreement or affect the Buyer's rights or the Seller's obligations as a result of an inaccuracy in any representation or warranty or breach of any covenant of the Seller.

          (11) No certificate of an officer, statement furnished in writing, report or electronic tape delivered pursuant to the terms hereof by the Seller contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report not misleading.

          (12) Upon the receipt of each Mortgage Loan on the Closing Date, the Buyer will have good title (beneficial and record) to such Mortgage Loan, free and clear of any lien (other than liens which will be simultaneously released).

          (13) The origination and servicing practices used by the Seller and, with respect to servicing practices, any of its subservicers, with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in residential lending and servicing business.

          (14) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

          (15) Completion by the Buyer or its designee of the in blank endorsements and assignments of the Mortgage Notes and Mortgages, respectively, is expressly authorized hereby and such completion after the Closing will not render such endorsements ineffective, invalid, illegal or unenforceable.

      B.  Representations and Warranties as to Each Mortgage Loan.  The Seller
          -------------------------------------------------------
hereby represents and warrants, as to each Mortgage Loan sold hereunder, as of the date hereinbelow specified or, if no such date is specified, then as of the Closing Date (or, with respect to any Substitute Mortgage Loan, as of the Substitution Date) that:

          (1) All Disclosure Data has been disclosed to the Buyer before the execution of this Agreement, and all such Disclosure Data, as well as the information with respect to each Mortgage Loan set forth on the Mortgage Loan Schedule(s), is true and correct to the best of the Seller's knowledge as of the date thereof;

          (2) (a) Prior to the transfer and assignment of each Mortgage Loan to the Buyer or its designee, the Seller held good and indefeasible title to, and was the sole owner and holder of such Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others other than liens which will be or were, as the case may be, released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Buyer will hold good and indefeasible title to, and will be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others other than liens which will be released simultaneously with such transfer and assignment; and the Seller has full authority, right and power to sell and assign such Mortgage Loan to the Buyer;

               (b) The balance on such Mortgage Loan is free from arithmetic error;

               (c) There exists no defense to the enforceability of the Mortgage Loan's obligations; and there is no offset, right of rescission, defense or counterclaim to any Mortgage Note or Mortgage, including the defense of usury;

               (d) Such Mortgage Loan complies with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; and any and all other requirements of any federal, state or local law, including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan (including all notices required by HOEPA), have been complied with;

               (e) The related Mortgage Note, related Mortgage and other agreements executed in connection therewith are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and to convey the estate therein purported to be conveyed and each Mortgage and Mortgage Note have been duly and properly executed by such parties;

               (f) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage

Loan and free and clear of any right to repurchase such Mortgage Loan by such Seller or any other party;

               (g) The related Mortgage is a valid, perfected and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for (i) liens for real estate taxes and special assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (iii) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage; and each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded or sent for recording in the appropriate jurisdictions;

               (h) Except as evidenced by an appropriate written amendment or modification that has been executed and recorded and a certified copy of which is contained in the related Mortgage File, neither the Seller nor any prior holder of the Mortgage Loan has impaired, altered or modified the related Mortgage or Mortgage Note in any respect; and the substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

               (i) The related Mortgage or Mortgage Note has not been satisfied, canceled or subordinated in whole or in part; and no portion of the Mortgaged Property has been released from the lien of the Mortgage;

               (j) Neither the Seller nor any prior holder of the Mortgage Loan has advanced funds or received any advance of funds by a party other than the Mortgagor(s) directly or indirectly, for the payment of any amount required by the related Mortgage Note or the related Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which precedes by thirty (30) days the first due date under the related Mortgage Note;

               (k) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; all costs, fees and expenses incurred in making or closing or recording such Mortgage Loan were paid;

               (l) Such Mortgage Loan is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of title insurance policy issued by, and is the valid and binding obligation of, a solvent title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, as increased by deferred and capitalized interest, if applicable. Any such title policy was effective on the date of the origination of the Mortgage Loan and is assignable to or endorsable in favor of the Buyer or its designee without the consent of or notice to the insurer. On the date of the transfer and assignment of the Mortgage Loan to the Buyer or its designee, such title insurance policy is valid and in full force and effect, with all premiums thereon having been paid, and immediately following the transfer and assignment of such Mortgage Loan to the Buyer or-its designee, such title insurance policy will inure to the benefit of the Buyer or its designee. Neither the Seller nor any prior holder of the Mortgage has made any claim under such title insurance policy, and no act or omission has occurred that would impair or extinguish the coverage provided by such policy. The name of the Mortgagor on each such policy matches the name of the Mortgagor on the related Mortgage;

               (m) The related Mortgage Note is payable in substantially level and equal monthly installments, so as to result in complete amortization of the Mortgage Loan over the stated term, which stated term does not exceed 360 months;

               (n) Such Mortgage Loan is secured by a Mortgage on a single family residential real property or other type of residential property as set forth on the Mortgage Loan Schedule;

               (o) Each Mortgage Note is in a form that is acceptable to prudent mortgage lenders which make mortgage loans comparable to the Mortgage Loans;

               (p) As of the Closing Date, no payment required under any Mortgage Loan was past due more than twenty-nine (29) days;

               (q) There is no pending or, to the best knowledge of the Seller, threatened suit, action, litigation or claim of any kind by the Mortgagor(s) relating to the Mortgage Loan;

               (r) Any security agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes in the Seller a valid first lien on the property described therein and the Seller has full right to sell and assign the same hereunder;

               (s) To the best knowledge of the Seller, all taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges which previously became due and owing in respect of the related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

               (t) There is no proceeding pending or, to the best knowledge of the Seller, threatened for the total or partial condemnation of the related Mortgaged Property and the Mortgaged Property is in good repair and is undamaged by waste, fire, earthquake, earth movement, windstorm (including a hurricane), flood, tornado or other casualty;

               (u) The related Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such liens, any of which liens are or may be prior to, or equal with the lien of the Mortgage;

               (v) To the best knowledge of the Seller, all of the improvements which were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property;

               (w) To the best knowledge of the Seller, no improvement located on or forming part of the related Mortgaged Property is in violation of any applicable zoning and subdivision laws and ordinances; to the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under the applicable law;

               (x) To the best of the Seller's knowledge, to the extent required under applicable taw, each originator and subsequent mortgagee was authorized to transact and do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan;

               (y) If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and the flood insurance described below has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administrator is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the unpaid principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property or (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973;

               (z) Such Mortgage Loan obligates the Mortgagor thereunder, at his cost and expense, to maintain a hazard insurance policy with a standard mortgagee clause and, if it was in place at origination of the Mortgage Loan, flood insurance, at the Mortgagor's cost and expense. At the Closing Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a carrier licensed in the state in which the Mortgaged Property is located that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan, and (B) the minimum amount required to compensate for loss or damage on a replacement cost basis, or (C) the full insurable value of the Mortgaged Property. All individual insurance policies are the valid and binding obligation of the insurer and contain a standard mortgage clause naming the Seller, its successors and assigns, as mortgagee. All premiums then due thereon have been paid;

              (aa) Except for payments past due less than thirty (30) days as permitted by clause (p) above, there is no default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the servicer nor the Seller has waived any default, breach, violation or event of acceleration; except that the servicer or the Seller may have heretofore waived late payments or granted extensions of payments (none of which extensions are material);

              (bb) The related Mortgage Note or the related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, trustee's sale or non-judicial foreclosure, and any homestead or other exemption available to the Mortgagor which would interfere with such right to foreclose or sell has been effectively waived;

              (cc) There are no "white outs" on any Mortgage Note or Mortgage and all corrections thereon, or any other documents in the Mortgage File or on any other document required by law referred to in clause (d) above, if any, have been properly approved in writing by the Mortgager.

              (dd) Each Mortgage Loan is being serviced by the Seller pursuant to a sub-servicing agreement between it and Ocwen Federal Bank, FSB, which sub-servicing agreement permits the transfer of servicing of the Mortgage Loans in accordance with this Agreement at no cost to the Buyer.

              (ee) No Mortgage Loan had more than one delinquency during the 12-month period immediately preceding the Cut-Off Date and any such delinquency extended for no more than 59 days;

              (ff) The Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Buyer or its designee in any hazard, title or flood insurance policies applicable to any of the Mortgage Loans delivered by the Seller to the Buyer including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Buyer;

              (gg) To the best knowledge of the Seller, no Mortgage Loan was originated under a buydown plan;

              (hh) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

              (ii) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder and such provision is enforceable to the extent permitted by applicable law;

              (jj) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Mortgage Note permits or obligates the servicer to make future advances to the related Mortgagor at the option of the Mortgagor;

              (kk) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Buyer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

              (ll) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part;

              (mm) The Credit File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser duly appointed by the Seller (i) who meets the minimum requisite qualifications of Federal National Mortgage Association for appraisers, (ii) that had no interest, direct or indirect, in the Mortgaged Property, and (iii) whose compensation is not affected by the approval or disapproval of the Mortgage Loan; and such appraisal and appraiser comply substantially with the requirements set forth in the Seller's underwriting guidelines;

              (nn) Each Mortgage Loan was underwritten substantially in accordance with the Seller's underwriting guidelines and other requirements set forth in the Seller's Manual dated June 1, 1998, a complete copy of which has been provided to the Buyer.

              (oo) As of the Closing Date, the Seller has no actual knowledge that there exists on any Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation. For purposes of this Clause (oo), actual knowledge of the Seller means actual knowledge of an officer of the Seller involved in the servicing of the related Mortgage Loan. Actual knowledge of the Seller does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof;

              (pp) All parties which have had any interest in any Mortgage Loan prior to their sale on the Closing Date, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

              (qq) Any Mortgage Loan which is secured by a leasehold estate conforms to the requirements of Federal National Mortgage Association for mortgage loans secured by leasehold estates; and no Mortgagor under any Mortgage Loan is an Illinois land trust;

              (rr) As of the Cut-Off-Date, no Mortgage Loan is a bankruptcy loan in which the Mortgagor is subject to bankruptcy proceedings;

              (ss) Each Credit File contains an appraisal and no appraisal for a Mortgage Loan was based solely upon a cost approach analysis;

              (tt) Reserved;

              (uu) No fraud was committed, nor was any material misrepresentation made, by the Seller, by any employee, agent or representative of the Seller, or to the-best knowledge of the Seller, by any other person, including without limitation the related Mortgagor, in connection with the origination of the Mortgage Loan.

      C.  Additional Representations and Warranties.  The Seller hereby makes,
          -----------------------------------------
with respect to each Mortgage Loan sold hereunder, each additional representation and warranty, if any, set forth in Addendum A attached hereto.
                                                  ----------

      D.  Reserved.

      E.  Remedy to Insure Accuracy of Real Estate Appraisals.  Buyer may, at
          ---------------------------------------------------
its own expense, in order to verify the accuracy of real property appraisals prepared for Seller, order a reappraisal of the property secured by a Mortgage. If the reappraisal obtained by Buyer indicates a fair market value which is more than fifteen (15%) percent less than the original appraisal value, then no later than October 30, 1998, upon receipt by Seller from Buyer of a signed copy of the reappraisal, Seller shall repurchase the Mortgage Loan at the Mortgage Loan Repurchase Price and reimburse Buyer for the cost of the appraisal subject to the following: If Seller disputes the validity of the reappraisal prepared by Buyer's appraiser, Seller may, at its own expense, request Buyer to obtain a third appraisal, and only if such third appraisal is also more than fifteen (15%) percent less than the original appraisal value shall the Seller be required to repurchase the Loan at the Mortgage Loan Repurchase Price. Buyer shall choose the appraiser for the third appraisal with Seller's approval, which shall not be unreasonably withheld, but such appraiser must possess the minimum qualifications specified in Buyer's Underwriting Guidelines. The appraisal must be performed in accordance with industry standards for the appraising industry in the area in which the property is located, and the appraiser must be independent with respect to both parties unless otherwise agreed to by the parties. In determining the appropriate appraisal value, the review appraiser must determine the appraised value as of the original appraisal date using comparable sales that were available as of the date of the original appraisal.

          However, anything to the contrary notwithstanding, the Buyer reserves the sole right not to request the Seller to repurchase the Mortgage Loan should the reappraisal cause the combined loan-to-value not to exceed the maximum allowable combined loan-to-value of the loan class under which the loan was purchased.

      F.  Remedies Upon Breach.
          --------------------

          (1) Upon discovery by the Buyer or the Seller of an inaccuracy or a breach of (I) any of the Seller's representations and warranties set forth in Paragraph A(xv) or Paragraph B(ii)(c), (e) or (f) of this Article IV, or (II)
---------------    ------------------------------         ----------
any of the Seller's other representations and warranties set forth in this
Article IV which materially and adversely affects the value of any Mortgage Loan
----------
owned by the Buyer or the interests of the Buyer, the party discovering such breach shall give prompt written notice of such breach to the other party.

          (2) Within 55 days of its discovery or its receipt of notice of any such inaccuracy or a breach, the Seller, at its election, shall (I) cure such inaccuracy or breach in all material respects, or shall either (II) repurchase the affected Mortgage Loan pursuant to Subparagraph (a) below, or (III)
                                       ----------------
substitute a Substitute Mortgage Loan for the affected Mortgage Loan pursuant to Subparagraph (b) below:
----------------

          (a) If the Seller elects to repurchase an affected Mortgage Loan, the Seller shall repurchase such affected Mortgage Loan, on a whole loan, servicing released basis, at a price (the "Mortgage Loan Repurchase Price") equal to the principal balance of such Mortgage Loan multiplied by the Mortgage Loan Percentage Amount, plus accrued interest on such principal balance at the interest rate borne by such Mortgage Loan through the date of repurchase. The Seller shall pay such price on the repurchase date to the Buyer in immediately available funds to the account designated by the Buyer. In connection with any repurchase of a Mortgage Loan hereunder by the Seller and as a condition to the payment of the Mortgage Loan Repurchase Price, the Buyer shall tender to the Seller all portions of the Mortgage File and Credit File with respect to such Mortgage Loan previously delivered to the Buyer, and each document that constitutes a part of the Mortgage File and the Credit File, and which was endorsed or assigned to the Buyer as required by Article V, shall be endorsed
                                                 ---------
and assigned to the Seller without recourse and without any representations or warranties whatsoever, express or implied, except as set forth in the last sentence of this Subparagraph (a). Additionally, the Buyer shall cause to be
                 ----------------
re-assigned and turned over to the Seller all escrow and impound accounts relating to the re-assigned Mortgage Loan(s). With respect to any Mortgage Loan repurchased by the Seller from the Buyer as aforesaid, the Buyer warrants on the date of such repurchase that the Mortgage Loan is free and clear of any and all claims to the title thereof or encumbrances created by the Buyer or any assignee of the Buyer and has not been assigned on such date by the Buyer to any other person.

          (b) The Seller may elect to substitute for an affected Mortgage Loan a different mortgage loan (a "Substitute Mortgage Loan"), maturing no later than and not more than one year earlier than the Mortgage Loan being substituted for and having a principal balance equal to or less than, an interest rate equal to or greater than, that of such affected Mortgage Loan and otherwise having such characteristics that the representations and warranties of the Seller would not have been incurred had such Substitute Mortgage Loan originally been a Mortgage Loan. In the event that the principal balance of such Substitute Mortgage Loan is less than the principal balance of the affected Mortgage Loan, the Seller, no later than the date on which it delivers the related Mortgage File to the Buyer (the "Substitution Date"), shall pay to the Buyer the amount by which the principal balance of the affected Mortgage Loan exceeds the principal balance of the Substitute Mortgage Loan, in both cases as of the Substitution Date, multiplied by the Mortgage Loan Percentage Amount. Payments of principal and interest made in respect of the month of substitution with respect to such affected Mortgage Loan will be the property of the Seller and payments of principal and interest made in respect of the month of substitution with respect to such Substitute Mortgage Loan will be the property of the Buyer. In connection with the substitution of a Substitute Mortgage Loan hereunder, the Seller shall tender to the Buyer the Mortgage File and Credit File relating to such Substitute Mortgage Loan in the form and in the manner required by Article
                                                                        -------
V hereof.  In addition, and as a condition to the Seller's tender of the
-
Mortgage File and Credit File relating to the Substitute Mortgage Loan, the Buyer shall tender to the Seller all portions of the Mortgage File and Credit File with respect to the Mortgage Loan previously delivered to the Buyer, and each document that constitutes a part of the Mortgage File and the Credit File, and which was endorsed or assigned to the Buyer as required by Article V hereof,
                                                               ---------
shall be endorsed and assigned to the Seller without recourse and without any representations or warranties whatsoever, express or implied, except as set forth in the last sentence of Paragraph F(ii)(a) of this Article IV.
                              ------------------         ----------

          (c) Notwithstanding anything contained herein to the contrary, the Seller agrees at its sole cost to cure in a manner satisfactory to the Buyer the exceptions set forth on Exhibit C hereto with respect to the Mortgage Loans
                        ---------
identified thereon no later than October 2, 1998. In the event that the Seller fails to cure the exception(s) relating to a Mortgage Loan on or before October 2, 1998, then, upon the request of the Buyer, the Seller agrees to repurchase any such Mortgage Loan at the Mortgage Loan Repurchase Price in the manner provided in Paragraph F(ii)(a) of this Article IV. The Seller acknowledges that
            ------------------         ----------
the original documents relating to Mortgage Loans identified on Exhibit C which
                                                                ---------
may be transmitted by or on behalf of the Buyer to the Seller in order for the Seller to undertake the curative work required by this Paragraph F(ii)(c), shall
                                                       ------------------
be held by the Seller in trust exclusively for the benefit of the Buyer, and the Seller shall note in its records that the related Mortgage Loans are owned by the Buyer and segregate such original documents from its other files and records, and return all such original documents to the Buyer upon its request. The curative work to be undertaken by the Seller shall include, without limitation or exclusion, recordation in the appropriate public filing offices of the necessary amendatory documents.

          (3) The Seller shall defend and indemnify the Buyer, its designee, its successor servicer, and their representatives, officers, directors, employees, agents shareholders and affiliates against, and hold each of them harmless from, any and all losses, liabilities, expenses, claims, demands, costs or judgments of any type (including without limitation reasonable attorneys' fees) arising out of the breach of any of the Seller's representations, warranties or covenants set forth in this Agreement that materially and adversely affects the value of any one or more Mortgage Loans. The foregoing indemnity shall not be applicable to claims resulting from the failure of the Buyer or its servicer to properly service the Mortgage Loans after the Servicing Transfer Date.

      G.  Non-Solicitation.  The Seller agrees that for the time period of 36
          ----------------
months beginning from the Closing Date, not to take any action to solicit the Mortgagors individually in order to effect the refinancing of any Mortgage Loans previously purchased by the Buyer from the Seller. Not by way of limitation or exclusion, the Seller shall not during such 36 month period provide inducements to its brokers to specifically target the Mortgagors for solicitation, provide a list of such Mortgagors to its brokers or other third parties or implement any special programs intended to encourage the refinancing of any such Mortgage Loans. Notwithstanding the foregoing, the provisions of this Paragraph G shall not restrict the general advertising or marketing
     -----------
programs of the Seller which are directed to the pubic at large, nor shall they restrict Seller from soliciting any Mortgagor of a Mortgage Loan whose name Seller acquires from a non-affiliated third party that is not prohibited from selling or disclosing such name to Seller.

                                   ARTICLE V
                                   ---------
                                    CLOSING

      A.  Payment.  Payment for the Mortgage Loans shall be made on the Closing
          -------
Date no later than 1:00 p.m., C.S.T., in accordance with Paragraph D of Article
                                                         -----------    -------
II.  Conveyance of the Mortgage Files and delivery of the other Closing
--
Documents required to be delivered by the Seller shall be made against delivery of the Mortgage Loan Purchase Price. The Closing shall, upon mutual agreement between the Seller and the Buyer, be either by telephone, confirmed by letter or wire or conducted in person at the place designated by the Seller and approved by the Buyer. If no such mutual agreement can be reached, the Closing shall be conducted in person at the place designated by the Buyer.

      B.  Assignment and Delivery of Mortgage Files.  On or prior to the Closing
          -----------------------------------------
Date, the Seller shall deliver to the Buyer the following documents or instruments with respect to each Mortgage Loan conveyed to the Buyer:

          (1) the original Mortgage Note, endorsed by the Seller in blank and, with respect to Mortgage Loans secured by Mortgaged Property located in the State of Louisiana, if any, paraphed for identification with the related assignment by the notary public before whom such assignment was executed;

          (2) an assignment, in notarial form acceptable to the Buyer, of the Mortgage Note and the Mortgage executed by the Seller in blank in recordable form;

          (3) originals or certified copies of all intervening assignments, in proper form and content, with the recording information indicated thereon;

          (4) originals or certified copies of all assumption, modification and substitution agreements, in proper form and content, with recording information indicated thereon in those instances where the terms or provisions of the Mortgage or the Mortgage Note have been modified or the Mortgage or the Mortgage Note has been assumed;

          (5) the original or a certified copy of the Mortgage, including all Mortgage riders relating to the Mortgage Loan, with the recording information indicated thereon; and

          (6) a mortgagee's title insurance policy issued on the date of the origination of such Mortgage Loan (with all applicable endorsements) or, in the event such policy has not yet been issued, an unconditional commitment therefor, which policies or commitments shall meet the requirements of this Agreement and are valid and remain in full force and effect;

     With respect to item (iii), the Seller may deliver, on or prior to the
                     ----------
Closing Date, a certified copy of such document if the original is unavailable by reason of having been delivered for recording; provided, however, that such
                                                  -----------------
recorded document shall be delivered by the Seller to the Buyer or its designee promptly when and if available to the Seller. With respect to item (v), the
                                                               --------
Seller may deliver, on or before the Closing Date, a certified copy of such document if the original is unavailable by reason of having been recorded; provided, however, that each such recorded document shall be delivered by the
-----------------
Seller to the Buyer or its designee promptly when and if available to the Seller; and in any event the recorded documents required by items (iii) and (v) shall be delivered by the Seller to the Buyer or its designee within six (6) months following the Closing Date (such six (6) month period to be extended at the written request of the Seller, up to but not in excess of an additional six
(6) months in the event of delays caused by the public recording office in returning such documents to the Seller). The mortgagee title insurance policy (with all applicable endorsements) required by item (vi) shall be delivered by the Seller to the Buyer or its designee within ninety (90) days of the Closing Date. Conveyance of the Mortgage Files to the Buyer or its designee shall be deemed to occur at such time as the Seller has received payment of the Mortgage Loan Purchase Price in accordance with Paragraph D of Article II.
                                       -----------    ----------

     The Buyer shall be solely responsible for the costs of recording the assignment to the Buyer or its designee from the Seller of any Mortgage Note and related Mortgage. The Seller shall be solely responsible for recording all intervening assignments and all assumption, modification and substitution agreements at their own expense.

      C.  Delivery of Credit Files.  The Buyer (or such agent as the Buyer may
          ------------------------
designate to the Seller, which agent may be an attorney, escrow agent, delivery or courier service or any other person or entity) shall take delivery of the Credit Files on or prior to the Servicing Transfer Date at the place or places designated by the Seller and approved by the Buyer.


                                  ARTICLE VI
                                  ----------
                     ASSIGNMENT OF RIGHTS TO THIRD PARTIES

     With respect to any Mortgage Loan, the Buyer and any subsequent holder shall have the right, at any time after the Closing, to assign its rights under this Agreement to any subsequent transferee of such Mortgage Loan.


                                  ARTICLE VII
                                  -----------
                        SERVICING OF THE MORTGAGE LOANS

      A.  Release of Servicing.  The Mortgage Loans shall be sold and conveyed
          --------------------
to the Buyer on a servicing released basis, and, as of the Servicing Transfer Date, all rights and responsibilities with respect to the servicing of the Mortgage Loans shall pass to the Buyer, its designee or the successor servicer designated by it; provided, however, the Seller agrees to timely
                  -----------------
prepare and forward to each Mortgagor a Form 1098 and an escrow statement for the current calendar year to and including the Closing Date.

      B.  Interim Sub-Servicing by the Seller and Transfer of Servicing to the
          --------------------------------------------------------------------
Buyer.
-----

          a. In order to provide for the orderly transition of servicing to the Buyer, the parties have agreed on the servicing transfer procedures set forth herein.

          b. The transfer of servicing shall occur on October 2, 1998. In accordance with RESPA Guidelines, the Seller shall mail to each Mortgagor a notice of assignment, sale or transfer of servicing rights pursuant to the Real Estate Settlement Procedures Act. On October 3, 1998, the Seller shall transfer data relating to the Mortgage Loans to the Buyer's servicer pursuant to procedures previously utilized by the Seller and such servicer in prior whole loan sales transactions.

          c. In connection with the transfer of servicing, all unremitted payments of principal and interest, and all escrows and impounds, held by the Seller and pertaining to the Mortgage Loans shall be transferred and turned over to the Buyer or the Buyer's servicer on or prior to the Servicing Transfer Date. Such transfer and turn over shall be performed in accordance with the laws of the state in which the collateral for the related Mortgage Loan is located.

          d. The Seller shall cooperate fully with the Buyer or its designee and shall use reasonable efforts to enable the Buyer or its designee to convert the Mortgage Loans to the Buyer's or its successor servicer's own servicing system as soon as possible, and, in any event, before the Servicing Transfer Date. Without limiting the scope of the foregoing, the Seller shall provide the following reasonable assistance at the Buyer's or its designee's request:

               (1) space at the Seller's processing facilities during normal business hours to accommodate the reasonable needs of the Buyer's or its successor servicer's personnel in overseeing the conversion of the Mortgage Loans;

               (2) assistance to the Buyer or its successor servicer in
                   reviewing and analyzing the Seller and the Service Bureau's books and records to enable the Buyer or its designee or its successor servicer to take over the servicing; and

               (3) all other assistance reasonably necessary to enable the Buyer or its successor servicer to take over the servicing.

          e. The Seller shall notify the Buyer or its successor servicer of any questions, complaints, legal notices, or other communications relating to the foreclosure or material default of a Mortgage Loan that are received by the Seller.

          f. The Seller shall cooperate fully with the Buyer or its designee in the physical transfer of the Servicing Documents to the Buyer or its successor servicer. The Seller, at its own expense, shall make the Servicing Documents available for transfer to the Buyer or its successor servicer on the Servicing Transfer Date at the Buyer's offices in Baton Rouge, Louisiana, or at another location mutually agreeable to the Seller and the Buyer. The Seller shall make the Servicing Documents available for transfer in an orderly fashion and in good condition. On the Servicing Transfer Date, the Buyer or its designee (or such agent as the Buyer or its designee may designate, which agent may be an attorney, escrow agent, delivery or courier service or any other person or entity) shall take delivery, at the Buyer's or its designee's expense, of the Servicing Documents at the Seller's said offices or such other location as is mutually agreeable to said Seller and the Buyer.

          g. Prior to the Servicing Transfer Date, the Seller shall promptly notify the Buyer or its successor servicer of any Mortgage Loan as to which litigation is instituted and the status of the litigation related to such Mortgage Loan and shall provide to the Buyer or its successor servicer copies of all pertinent information related to such litigation, including, without limitation, copies of related Servicing Documents, in the Seller's possession.

          h. The Seller and the Buyer shall submit for each other's approval and acceptance any and all documentation, including, without limitation, any notifications to Mortgagors, which may be required to effectuate the transfer of servicing with respect to the Mortgage Loans, such approvals and acceptances not to be unreasonably withheld.

          i. Unremitted principal and interest, escrow funds another amounts or balances related to the Mortgage Loans which are held or controlled by a Seller on the Servicing Transfer Date shall be transferred by the Seller to the Buyer or its successor servicer on October 2, 1998. All such funds shall be reconciled and adjusted within thirty (30) days after the Servicing Transfer Date. The Seller shall transfer such funds, amounts or balances to such account(s) at such financial institution(s) designated to the Seller by notice from the Buyer. The Seller shall have no further dominion or control over such deposits after they are so transferred.

          j. All bills which are in a Seller's possession, which are due and payable on or prior to the Servicing Transfer Date and which normally would be paid prior to the Servicing Transfer Date by a servicer shall be paid by said Seller. All other bills, and all bills which are received after the Servicing Transfer Date, together with transmittal lists and any other information used to pay such bills, shall be immediately forwarded by said Seller to the Buyer or its successor servicer. All penalties and interest due on any Mortgage Loan resulting from said Seller's failure to pay bills in its possession which are required to be paid by the Seller pursuant to the preceding sentence, or as a result of the Seller's failure to forward bill information to the Buyer, shall be borne by the Seller.

          k. The Seller shall provide to the Buyer or its successor servicer promptly after the Servicing Transfer Date the following information, in each case as of the Servicing Transfer Date: (a) a ledger accounting as of the Servicing Transfer Date, which itemizes the dates and amounts of all payments made, received or applied by the Seller with regard to each Mortgage Loan, itemizing principal and interest payments, tax payments, special assessments, hazard insurance, mortgage insurance premiums, ground rents and other payments; and (b) a current trial balance. The Seller shall provide to the Buyer or its successor servicer on the Servicing Transfer Date current master record data on magnetic tape.

          l. The Seller shall promptly endorse and send to the Buyer or its successor servicer via overnight mail or delivery service any checks or other funds in respect of any Mortgage Loan which are received by the Seller on and after October 2, 1998, until sixty (60) calendar days after the Servicing Transfer Date. Any checks or other funds in respect of any Mortgage Loan which are received after such 60-day period shall be endorsed promptly by the Seller to the Buyer or its designee and sent by U.S. Mail to the Buyer or its designee on a weekly basis.

          m. The Seller shall promptly forward to the Buyer or its designee all Mortgagor correspondence, insurance notices, tax bills or any other correspondence or documentation related to the Mortage Loans which is received by the Seller after the Servicing Transfer Date.

          n. The Seller shall, where notification is required by the terms of the applicable policy, certificate or agreement, within thirty (30) calendar days after the Closing Date, provide written notice of the sale of the Mortgage Loans to any Insurer and shall send duplicates of such notices to the Buyer or its designee; provided, however, that said Seller may give aggregate notice
              -----------------
whenever possible. Where required by the terms of the applicable insurance policy insuring one or more Mortgage Loans, the Seller shall use its best efforts prior to the Servicing Transfer Date to obtain from such Insurer permission for the transfer of the Servicing to the Buyer or its designee. In addition, the Seller shall notify tax services and taxing authorities of the sale of the Mortgage Loans.

          o.   Except as set forth in Article IV, Paragraph G above, the Seller
                                      ----------  -----------
hereby agrees that it will not take any action or cause any action to be taken by any of its agents or affiliates, or independent contractors working on its behalf, to personally, by telephone or mail, solicit the prepayment of any Mortgage Loan by any Mortgagor, in whole or in part, without the prior written consent of the Buyer.

          p. From time to time prior to or after the Servicing Transfer Date, the Seller shall furnish the Buyer such information and file such reports supplementary to the information contained in the documents and schedules delivered pursuant hereto as the Buyer may reasonably request.

          q. The Seller shall credit to the account of Mortgagors all interest required to be paid on any escrow account until the Servicing Transfer Date.

          r. All records relating to the Mortgage Loans, including but not limited to Mortgage Files and Credit Files, as well as any reproductions or copies of such records furnished for the purposes of performing Services, from the Closing Date are and shall continue at all times to be the sole and exclusive property of the Buyer or its designee.

          s. The Seller shall defend and indemnify the Buyer, its designee, its successor servicer, and their representatives, officers, directors, employees, agents, shareholders and affiliates against, and hold each of them harmless from, any and all losses, liabilities, expenses, claims, demands, costs, or judgments of any type (including without limitation reasonable attorney's fees) arising out of an actual or alleged negligent or willful failure of the Seller, any service bureau or any person hired by the Seller to properly perform any servicing of the Mortgage Loans prior to the Servicing Transfer Date. The Buyer shall defend and indemnify the Seller, its designee, its successor servicer, and their representatives, officers, directors, employees, agents, shareholders an affiliates against, and hold each of them harmless from, any and all losses, liabilities, expenses, claims, demands, costs, or judgments of any type (including without limitation reasonable attorney's fees) arising out of an actual or alleged negligent or willful failure of the Buyer, any service bureau or any person hired by the Buyer to properly perform any servicing of the Mortgage Loans after the Servicing Transfer Date.

          t. The Seller agrees to cause its subservicer to comply with all of the Seller's obligations set forth in Paragraph B of this Article VII and shall be responsible for any failure to comply or breach by its subservicer.

          u. From the Closing Date to the Servicing Transfer Date, the Seller shall continue to service the Mortgage Loans, as sub-servicer on behalf of the Buyer or its designee, and shall do all things necessary to perform such servicing, including without limitation:

               (1) preparing and maintaining such books and records as are appropriate, customary, and necessary with respect to the servicing;

               (2) receiving, processing, and accounting for payments and credits on the Mortgage Loans, including, without limitation, administration of, accounting for, and provision of required notices with respect to, interest rate adjustments, payment adjustments and conversions of the Mortgage Loans;

               (3) making all escrow disbursements in its own name;

               (4) responding as appropriate in writing or by telephone to
                   Mortgagor inquiries, requests, or billing error notices and making appropriate adjustments with the concurrence of the Buyer;

               (5) collecting past-due Mortgage Loan payments;

               (6) providing and handling any guarantor or insurer delinquency notices in its own name;

               (7) providing supplies, telecommunications, and data transmission and processing equipment and programs as needed to permit the proper administration and operation of all Mortgage Loans; and

               (8) prepare and timely deliver an escrow account statement.

          v. The contents of each related Credit File and other Servicing Documents required to be retained by the Seller to service the Mortgage Loans on an interim basis pursuant to this Agreement and thus not delivered to the Buyer are and shall be held in trust by the Seller for the benefit of the Buyer as the owner thereof. The Seller's possession of any portion of each such Credit File and other Servicing Documents is at the will of the Buyer for the sole purpose of facilitating servicing on an interim basis of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Credit File, and the other Servicing Documents is vested in the Buyer and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Buyer and shall be retained maintained, in trust, by the Seller at the will of the Buyer in such custodial capacity only.

     The Seller shall, or shall cause the Seller's subservicer to, perform all the foregoing services in a prompt, efficient and competent manner; the Seller, or the Seller's subservicer's, degree of care shall not be less than that which is standard in the industry with respect to the servicing of first and second lien, residential Mortgage loans. In addition, the Seller or the Seller's subservicer shall at all times perform such services in accordance with all applicable federal, state and local statutes and regulations, including, without limitation, any statute or regulation relating to unfair credit collection practices.


                                  ARTICLE VII
                                  -----------
                           SUBSEQUENT DOCUMENTATION

     At any time, and from time to time hereafter, upon the reasonable request of the Buyer, and without payment of further consideration to the Seller, other than reimbursement for the Seller's reasonable out-of-pocket expenses, the Seller covenants to do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required in order to better assign, transfer, grant, convey, assure and confirm to the Buyer or its designee, or to collect and reduce to possession, any or all of the Mortgage Loans as provided for herein.


                                  ARTICLE IX
                                  ----------
                                    NOTICES

     Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given
(a) when delivered, if sent by registered or certified mail (return receipt requested), (b) when delivered, if delivered personally or by facsimile or (c) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice):

     If to the Buyer:         Countrywide Home Loans, Inc.
                              4500 Park Granada Boulevard
                              Calabasas, CA 91302
                              Attention: David Sambol
                              Telephone No.:  (800) 669-6091
                              Facsimile No.:  (818) 225-4011

     If to the Seller:        Pan American Bank, FSB
                              625 The City Drive
                              Suite 490
                              Orange, CA 92868
                              Attention: Blair Kenny
                              Telephone No:  (714) 705-1201
                              Facsimile No: (714) 621-1131


                                   ARTICLE X
                                  ----------
                           MISCELLANEOUS PROVISIONS

      A.  Severability.  Each part of this Agreement is intended to be
          ------------
severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

      B.  Rights Cumulative; Waivers.  The rights of each of the parties under
          --------------------------
this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation that is in writing and signed by the parties. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

      C.  Headings.  The headings of the Articles and Paragraphs contained in
          --------
this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision thereof.

      D.  Construction.  Unless the context otherwise requires, singular nouns
          ------------
and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

      E.  Assignment.  This Agreement and the terms, covenants, conditions,
          ----------
provisions, obligations, undertakings, rights and benefits hereof, including the Addenda, Exhibits and

Schedules hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and assigns.

      F.  Prior Understandings.  This Agreement supersedes any and all prior
          --------------------
discussions and agreements between the Seller and the Buyer with respect to the purchase and sale of the Mortgage Loans and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein.

      G.  Integrated Agreement.  This Agreement and all Addenda, Exhibits and
          --------------------
Schedules hereto constitute the final complete expression of the intent and understanding of the Buyer and the Seller. This Agreement shall not be altered or modified except by a subsequent writing signed by the Buyer and the Seller.

      H.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

      I.  Survival.  Each and every covenant, representation and warranty
          --------
hereinabove made by the Buyer or the Seller shall survive the Closing and shall not merge into the Closing Documents, but instead shall be independently enforceable.

      J.  Governing Law.  This Agreement shall be construed, and the rights and
          -------------
obligations of the Seller and the Buyer hereunder determined, in accordance with the laws of the State of California without regard to the conflicts of laws and rules thereof.

      K.  Consent to Identify the Seller.  The Seller acknowledges that the
          ------------------------------
Buyer may include the Mortgage Loans in a publicly offered mortgage-backed securitization transaction, and, in such event, the Seller consents to the use of its name in the disclosure documents relating to such transaction in order to identify the Seller as the originator of the Mortgage Loans.

IN TESTIMONY WHEREOF, the parties hereto have executed this Agreement in multiple originals to be effective as of the date fixed set forth hereof.

                              BUYER:

                              COUNTRY HOME LOANS, INC.


                              By:   /s/  Michael Schloessmann
                                   ----------------------------
                                    Michael Schloessmann
                                    Vice-President

                              Date: September 15, 1998

                              SELLER:

                              PAN AMERICAN BANK, FSB


                              By:   /s/  Blair F. Kenny
                                   ------------------------------
                                    Name:  Blair F. Kenny
                                           ----------------------
                                    Title:  Senior Vice President
                                            ---------------------

                              Date: September 15, 1998

EXHIBITS
--------

A - Form of Bill of Sale
B - Mortgage Loan Schedule
C - Exceptions to Be Cured by Seller

ADDENDA

A - Additional Representations and Warranties

                                   EXHIBIT A
                                   ---------

                                  BILL OF SALE

     On this 15th day of September, 1998, for and in consideration of the sum of $____________, the receipt and adequacy of which is hereby acknowledged by PAN AMERICAN BANK, FSB (the "Seller"), the Seller hereby absolutely sells, transfers, assigns, sets-over and conveys to COUNTRYWIDE HOME LOANS, INC., a corporation organized under the laws of the State of New York (the "Buyer"):

     (a) Each of the mortgage loans identified in the Final Mortgage Loan Schedule attached hereto as Exhibit B (the "Mortgage Loans");
                                     ---------

     (b) All principal, interest or other proceeds of any kind with respect to the Mortgage Loans (including but not limited to proceeds derived from the conversion, voluntary or involuntary, of any of the Mortgage Loans into cash or other liquidated property, including, without limitation, insurance proceeds and condemnation awards); and

     (c) All collateral security of any kind relating to the Mortgage Loans.

     This Bill of Sale shall be governed by the laws of the State of California without regard to the conflicts of laws and rules thereof.

     This Bill of Sale may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Bill of Sale by signing any such counterpart.

                              SELLER:

                              PAN AMERICAN BANK, FSB


                              By:
                                  -----------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                              Date: September 15, 1998

                              BUYER:

                              COUNTRYWIDE HOME LOANS, INC.


                              By:
                                  -----------------------------------
                                    Michael Schloessmann
                                    Vice-President

                              Date: September 15, 1998

                                   EXHIBIT B
                                   ---------

                          FINAL MORTGAGE LOAN SCHEDULE